Managed
HIGH INCOME
PORTFOLIO INC.

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                               [GRAPHIC OMITTED]

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                                                                          Annual

                                                                          Report

                                                               February 29, 2000

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                                                     Managed
                                                     HIGH INCOME
                                                          PORTFOLIO INC.
LETTER TO
SHAREHOLDERS

--------------------------------------------------------------------------------

Dear Shareholder:

      We are pleased to provide the annual report for the Managed High Income Portfolio Inc. ("Fund") for the year ended February 29, 2000. During the past year, the Fund paid income dividends totaling $0.98 per share. The table below details the annualized distribution rate and the twelve-month total return for the Fund based on its February 29, 2000 net asset value ("NAV") and the New York Stock Exchange ("NYSE") closing price.(1)

          Price                 Annualized                 Twelve-Month
        Per Share           Distribution Rate(2)         Total Return(2)
        ---------           --------------------         ---------------
       $10.02 (NAV)                9.70%                      3.89%
       $8.125 (NYSE)              11.96%                    (13.40)%

Special Shareholder Notice

            We are pleased to report that we have continued our effort of reducing the Funds's shares' discount to NAV. This program, which commenced on November 16, 1999, is believed to be an opportunity to take advantage of market price fluctuations with the objective of offering long term value to the Fund's shareholders. The Fund intends to purchase shares of its stock in the open market at such times, prices and amounts deemed advisable and subsequently retire them.

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund, plus all other assets. This result (net assets) is divided by the total number of shares outstanding. The Nav fluctuates with changes in the market price of the securities in which the Fund has invested. However, the price at which the investor buys or sells shares of the Fund is its market (NYSE) price as determined by supply and demand.
(2) Total returns are based on changes in NAV and the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. This annualized distribution rate assumes a current monthly income dividend rate of $0.081 for twelve months. This rate is as of March 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

      This repurchase program has added liquidity to the market for the benefit of investors who wish to sell their shares, while also seeking to benefit current shareholders by increasing the Fund's shares' NAV. Since the inception of the program, the Fund has repurchased and retired 804,000 shares at an average buyback price of $8.52 per share and at an average discount of $1.58 per share. As of February 29, 2000, this repurchase program has increased the Fund's shares' NAV by $0.03 and increased the Fund's shares' total return by 0.30% when measured by NAV.

      The Board of Directors ("Board") believes that this share repurchase program is an opportunity to take advantage of market price fluctuations with the objective of increasing the Fund's per share NAV. However, there can be no assurance that the Board will continue this program.

Market and Economic Overview

      For the year ended February 29, 2000, the overall high-yield bond market generated total returns in the 0.50% to 1.50% range while 10-Year U.S. Treasuries generated total returns in the negative 4.50% to negative 5.00% range. 1999 turned out to be one of the worst years in bond market history in terms of performance. The high-yield bond market generated the best performance returns in the domestic bond market primarily due to the strength of the U.S. economy. However, because of the dramatic increase in overall interest rates, the high-yield market was only able to generate modestly positive total returns as high current yields offset price declines.

      During the period, the U.S. bond market continued to decline in response to investor fears over strong economic growth, potentially higher inflation and more restrictive Federal Reserve Board ("Fed") monetary policy. The Fed raised short-term interest rates four times during the reporting period for a total of 100 basis points in an effort to control economic growth and inflation. (A basis point is 0.01% or one one-hundredth of a percent.) Given the strength in the domestic and world economies, we would not be surprised if the Fed raises short-term interest rates again this year.(3) However, we think that the bond market's recent decline may be over and we anticipate better bond market performance in 2000.

Performance Update & Fund Strategy

      The Fund generated a total return of 3.89% for the past 12 months. In comparison, the Lipper, Inc. peer group of high current yield funds returned 1.49%. (Lipper is a major fund-tracking organization.) The market price of the

----------
(3) Please note that on March 21, 2000, the Fed raised interest rates 0.25% to 6.00% after this letter was written.

shares decreased during the reporting period largely due to concerns regarding the direction of interest rates and heavy tax loss swapping.

      We were encouraged by our results over the past year because our relatively more conservative credit stance contributed to the Fund's outperformance in a difficult market for bonds. (Of course, past performance is not indicative of future results.) We think our general cautiousness was warranted because of the higher volatility in the financial markets over the past year. We also believe that the high yield market is competitively valued at current levels. While no guarantees can be made, we feel we are in a good position to take advantage of any economic or market conditions that may occur over the near term.

      During this period of rising interest rates and declining bond prices, the Fund benefited from having an eight-year average maturity that was less sensitive to increases in overall interest rates. (Maturity refers to the date on which the principal is required to be repaid on a bond.)

Portfolio Strategy

      During the last six months, we continued to add to our basic industry positions on the assumption that stronger U.S. economic growth would benefit a number of cyclical industries. We also maintained healthy weightings in the fast-growing telecommunications, cable and media sectors. The strongest performing industry sectors in the high-yield market in the past six months were in basic materials (i.e., forest products, metals, mining, etc.), chemicals, cable and media, and telecommunications.

      The worst-performing sectors included restaurants, health care and textile/apparel. Some of our better-performing investments included Tembec, a paper and forest products company, Nextel, a fast-growing wireless communications company, Nextlink, a fast-growing telecommunications company, and PSINet, a major Internet telecommunications company.(4)

      Our portfolio changes over the first half of the Fund's fiscal year benefited the Fund's performance in the second half. Our continued emphasis on better-quality issues and our increased focus on basic industry issues contributed to our relative outperformance versus our peer group during the reporting period. During the first half of 1999, the higher-quality issues actually underperformed the lower-quality issues by a meaningful margin because of their higher sensitivity to rising U.S. Treasury rates.

----------
(4)   Portfolio holdings are as of February 29, 2000 and are subject to change.

      During the second half of 1999, we saw a sharp reversal of earlier trends. Lower-quality issues dramatically underperformed in the second half of last year because of rising default rates. Yet, we do not think rising defaults in the high yield market are due to a deteriorating U.S. economy. Instead, we believe that rising defaults are a natural fallout from the massive amount of new issuance in the past three years when a lot of merger and acquisition activity took place. A number of defaults are occurring among the less viable companies that are simply not competitive in today's more challenging economic environment. Given our quality orientation, we did not have any defaults in the Fund in 1999. In our view, this is no time to get reckless with respect to credit risk.

      We have continued to eliminate underperforming companies and selectively raised our exposure to improving credits during the period. We will continue to selectively add attractively priced credits in an effort to add more balance to the Fund. In terms of quality, we have been increasing our exposure during the period to the middle B-rated segment of the market where we have continued to find attractive yields. And while no guarantees can be made, we believe as rates rise, a yield-oriented strategy may be prudent. (Past performance is not indicative of future results.)

      In closing, we are encouraged by our continued improved results and remain confident we can pick up additional ground in the upcoming months as we continue to deploy our strategy in the new millennium. We will continue to focus on what we believe are the better-quality names in each sector and look to pick up additional yield for the portfolios. We have a positive outlook on the total return prospects of the high-yield bond market at current valuation levels, especially given the continued health of the economy.

Conclusion

      As we enter the new millennium, we would expect a continuation of solid economic growth with only a modest upward bias to inflation. We anticipate both the stock market and the high-yield bond market to do better than U.S. Treasuries. In this environment, we believe the middle-quality high yield issues should outperform as they offer the most attractive yields with more limited default risk than lower-quality issues. In addition, they tend to be less sensitive to rising interest rates than higher-quality issues. We will also continue to focus closely on some of the stronger companies in select commodity sectors such as paper, energy and steel where conditions appear to be improving. Longer term, we remain positive on the high-yield market and seek to generate relatively strong total return performance over the near term.

Thank you for your continued confidence in our investment approach.

Sincerely,


/s/ Heath B. McLendon           /s/ John C. Bianchi, C.F.A.

Heath B. McLendon               John C. Bianchi, C.F.A.
Chairman and                    Vice President and
Chief Executive Officer         Investment Officer

March 16, 2000

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Take Advantage of the Fund's Dividend Reinvestment Plan!

      Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

      As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund's Plan begins on page 38. Below is a short summary of how the Plan works.

Plan Summary

      If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

      The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

      If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Purchasing Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

      If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

      To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

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6

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SCHEDULE OF INVESTMENTS
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February 29, 2000

  Face
 Amount++     Rating(a)                  Security                              Value
========================================================================================
CORPORATE BONDS AND NOTES - 93.7%
----------------------------------------------------------------------------------------
Aerospace -- 0.4%
      745,000   B       BE Aerospace, Inc., Sr. Sub. Notes,
                          8.000% due 3/1/08 ...............................   $  633,250
    1,185,000   B-      Dunlop Standard Aerospace, Sr. Notes,
                          11.875% due 5/15/09 .............................    1,210,181
----------------------------------------------------------------------------------------
                                                                               1,843,431
----------------------------------------------------------------------------------------

Airlines -- 1.3%

    6,312,525   BB      Airplanes Pass Through Trust, Corporate
                          Collateralized Mortgage Obligation,
                          Series D, 10.875% due 3/15/19 ...................    5,744,587
----------------------------------------------------------------------------------------
Aluminum -- 1.5%
                        Kaiser Aluminum & Chemical:
      500,000   B1*       Series B, Sr. Notes, 10.875% due 10/15/06 .......      495,000
      445,000   B1*       Series D, Sr. Notes, 10.875% due 10/15/06 .......      440,550
    5,395,000   B3*       Sr. Sub. Notes, 12.750% due 2/1/03 ..............    5,341,050
----------------------------------------------------------------------------------------
                                                                               6,276,600
----------------------------------------------------------------------------------------

Apparel -- 0.1%

      550,000   B-      Tropical Sportswear International Corp., Sr. Sub. .
                          Notes, 11.000% due 6/15/08 ......................      528,000
----------------------------------------------------------------------------------------

Auto Parts: O.E.M. -- 2.1%

    3,225,000   B       Collins & Aikman Products, Sr. Sub. Notes,
                          11.500% due 4/15/06 .............................    3,168,563
    1,485,000   B       Dura Operating Corp., Sr. Sub. Notes,
                          9.000% due 5/1/09 ...............................    1,377,338
                        Hayes Lemmerz International Inc.,
                          Sr. Sub. Notes:
      685,000   B           11.000% due 7/15/06 ...........................      698,700
      705,000   B           8.250% due 12/15/08 ...........................      618,638
    3,185,000   B+      Tenneco Inc., Sr. Sub. Notes,
                          11.625% due 10/15/09 (b) ........................    3,244,719
----------------------------------------------------------------------------------------
                                                                               9,107,958
----------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.6%

    2,605,000   B+      Exide Corp., Sr. Notes, 10.000% due 4/15/05 .......    2,526,850
----------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                      7

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

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SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 29, 2000 (continued)

  Face
 Amount++     Rating(a)                  Security                               Value
========================================================================================
Broadcasting -- 0.6%
    1,876,600   NR      AMFM Operating Inc., Debenture,
                          Payment-in-Kind, 12.625% due 10/31/06 ..........   $ 2,158,090
      525,000   B       Capstar Broadcasting, Sr. Discount Notes,
                          step bond to yield 12.750% due 2/1/09 ..........       472,500
----------------------------------------------------------------------------------------
                                                                               2,630,590
----------------------------------------------------------------------------------------

Building Products -- 0.8%
    1,150,000   B       Amatek Industries Property, Sr. Sub. Notes,
                          12.000% due 2/15/08 (b) ........................     1,089,625
    1,190,000   B       Atrium Cos., Sr. Sub. Notes,
                          10.500% due 5/1/09 .............................     1,148,350
                        Nortek Inc., Sr. Notes:
      275,000   B+        9.250% due 3/15/07 .............................       261,938
      965,000   B+        9.125% due 9/1/07 ..............................       911,925
----------------------------------------------------------------------------------------
                                                                               3,411,838
----------------------------------------------------------------------------------------

Cable Television -- 12.4%
                        Adelphia Communications Corp., Sr. Notes:
    5,770,000   B+        9.875% due 3/1/07 ..............................     5,712,300
    1,055,000   BB-       8.375% due 11/15/17 ............................       896,750
                        Century Communications Corp.:
    5,535,000   BB-       Sr. Discount Notes, zero coupon due 1/15/08 ....     2,338,538
      410,000   BB-       Sr. Notes, 9.750% due 2/15/02 ..................       412,050
                        Charter Communications Holdings LLC:
    5,085,000   B+        Sr. Discount Notes, step bond to yield
                            11.750% due 1/15/10 ..........................     2,936,588
    2,825,000   B+        Sr. Notes, 10.000% due 4/1/09 ..................     2,810,875
   2,105,000    BB-     CSC Holdings Inc., Sr. Sub. Notes,
                          10.500% due 5/15/16 ............................     2,326,025
 1,125,000GBP   B-      Diamond Holdings PLC, Sr. Notes,
                          10.000% due 2/1/08 .............................     1,744,964
    2,100,000   B       EchoStar DBS Corp., Sr. Notes,
                          9.375% due 2/1/09 ..............................     2,068,500
    4,225,000   B-      NTL Inc., Sr. Notes,
                          11.500% due 10/1/08 ............................     4,478,500
    1,480,000   B-      RCN Corp., Sr. Discount Notes, step bond
                          to yield 11.125% due 10/15/07 ..................       984,200
    4,465,000   BB-     Rogers Cablesystems Ltd., Sr. Sub. Notes,
                          11.000% due 12/1/15 ............................     4,956,150


8                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

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SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 29, 2000 (continued)

  Face
 Amount++     Rating(a)                  Security                               Value
========================================================================================
Cable Television -- 12.4% (continued)
    2,350,000   B+      Telewest Communications PLC, Sr. Notes,
                          11.250% due 11/1/08 .............................  $ 2,491,000
   16,250,000   B-      United International Holdings Inc., Sr. Discount
                          Notes, step bond to yield
                          10.750% due 2/15/08 .............................   11,496,875
   13,600,000   B       United Pan-Europe Communications N.V.,
                          Sr. Discount Notes, step bond to yield
                          12.500% due 8/1/09 (b) ..........................    7,412,000
----------------------------------------------------------------------------------------
                                                                              53,065,315
----------------------------------------------------------------------------------------

Casinos/Gambling -- 2.1%
      415,000   BB+     Circus Circus Enterprises, Sr. Sub. Notes,
                          7.625% due 7/15/13 ..............................      348,600
    2,200,000   B       Harvey Casinos Resort, Sr. Sub. Notes,
                          10.625% due 6/1/06 ..............................    2,260,500
                        Hollywood Casinos, 1st Mortgage Notes:
      500,000   B         13.000% due 8/1/06 (b) ..........................      537,500
    2,340,000   B         11.250% due 5/1/07 ..............................    2,401,425
      855,000   NR      Jazz Casino Co., Payment-in-Kind, Sr. Sub.
                          Notes, 5.867% due 11/15/09 ......................      367,650
                        Sun International Hotels Ltd., Sr. Sub. Notes:
      875,000   Ba3*      9.000% due 3/15/07 ..............................      813,750
    1,185,000   Ba3*      8.625% due 12/15/07 .............................    1,110,938
    1,155,000   B-      Venetian Casino Resort LLC, Secured Notes,
                          12.250% due 11/15/04 ............................    1,065,488
----------------------------------------------------------------------------------------
                                                                               8,905,851
----------------------------------------------------------------------------------------

Chemicals - Major -- 1.5%
                        Huntsman Corp.:
   10,525,000   B+        Sr. Discount Notes, zero coupon
                            due 12/31/09 (b) ..............................    3,341,688
    2,005,000   B+        Sr. Sub. Notes, 10.125% due 7/1/09 (b) ..........    2,015,025
    1,355,000   B+      Terra Industries Inc., Sr. Notes,
                          10.500% due 6/15/05 .............................    1,111,100
----------------------------------------------------------------------------------------
                                                                               6,467,813
----------------------------------------------------------------------------------------

Chemicals - Specialty -- 0.3%
    1,135,000   B       Zeneca Specialty Chemical PLC, Sr. Secured
                          Notes, 11.000% due 7/1/09 (b) ...................    1,169,050
----------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                      9

--------------------------------------------------------------------------------

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SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 29, 2000 (continued)

  Face
 Amount++     Rating(a)                  Security                               Value
=========================================================================================
Coal Mining -- 0.3%
    2,780,000   Caa*    AEI Resources Inc., Sr. Sub. Notes,
                          10.500% due 12/15/05 (b) .......................    $ 1,112,000
-----------------------------------------------------------------------------------------

Construction/Agricultural Equipment/Trucks-- 0.3%
    1,490,000   B       Columbus McKinnon Corp., Sr. Sub. Notes,
                          8.500% due 4/1/08 ..............................      1,311,200
-----------------------------------------------------------------------------------------

Containers/Packaging -- 3.1%
   3,475,000EUR B1*     BSN Financing Co., S.A., Sr. Sub. Notes,
                          10.250% due 8/1/09 (b) .........................      3,462,822
      705,000   B       BWAY Corp., Sr. Sub. Notes,
                          10.250% due 4/15/07 ............................        636,263
    1,850,000   B       Huntsman Packaging Corp., Sr. Sub. Notes,
                          9.125% due 10/1/07 .............................      1,785,250
    3,565,000   B       Stone Container Corp., Sr. Notes,
                          11.500% due 8/15/06 (b) ........................      3,778,900
    1,900,000   B-      Sweetheart Cup Co., Inc., Sr. Sub. Notes,
                          10.500% due 9/1/03 .............................      1,843,000
                        Tekni-Plex Inc., Sr. Sub. Notes:
    1,005,000   B-        11.250% due 4/1/07 .............................      1,045,200
      620,000   B-        9.250% due 3/1/08 ..............................        595,200
-----------------------------------------------------------------------------------------
                                                                               13,146,635
-----------------------------------------------------------------------------------------

Contract Drilling -- 2.3%
                        Parker Drilling Co., Sr. Notes:
      350,000   B-        5.500% due 8/1/04 ..............................        257,688
    1,800,000   B+        9.750% due 11/15/06 ............................      1,737,000
    3,205,000   BB      Pride International Inc., Sr. Notes,
                          10.000% due 6/1/09 .............................      3,180,963
                        RBF Finance Corp.:
    2,545,000   Ba3*      Sr. Notes, 12.250% due 3/15/06 .................      2,735,875
    1,840,000   BB-       Sr. Secured Notes, 11.375% due 3/15/09 .........      1,959,600
-----------------------------------------------------------------------------------------
                                                                                9,871,126
-----------------------------------------------------------------------------------------

Discount Stores -- 1.2%
    3,760,000   B+      Ames Department Stores, Inc., Sr. Notes,
                          10.000% due 4/15/06 ............................      3,308,800
    1,710,000   BB+     Kmart Corp., Sr. Notes, 12.500% due 3/1/05 .......      1,915,200
-----------------------------------------------------------------------------------------
                                                                                5,224,000
-----------------------------------------------------------------------------------------


10                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 29, 2000 (continued)

  Face
 Amount++     Rating(a)                  Security                               Value
=========================================================================================
Diversified Commercial Services -- 1.3%
    2,900,000   B2*     Intertek Finance, Sr. Sub. Notes,
                          10.250% due 11/1/06 ............................     $2,552,000
    3,250,000   B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                          11.000% due 11/1/06 ............................      3,055,000
-----------------------------------------------------------------------------------------
                                                                                5,607,000
-----------------------------------------------------------------------------------------

Diversified Financial Services -- 0.5%
                        Amresco Inc., Sr. Sub. Notes:
    1,500,000   Caa*      10.000% due 3/15/04 ............................      1,132,500
    1,275,000   Caa*      9.875% due 3/15/05 .............................        962,625
-----------------------------------------------------------------------------------------
                                                                                2,095,125
-----------------------------------------------------------------------------------------

Diversified Manufacturers -- 0.8%
    1,210,000   B-      Blount Inc., Sr. Sub. Notes,
                          13.000% due 8/1/09 (b) .........................      1,282,600
    2,650,000   B+      Park Ohio Holdings Corp., Sr. Sub. Notes,
                          9.250% due 12/1/07 .............................      2,371,750
-----------------------------------------------------------------------------------------
                                                                                3,654,350
-----------------------------------------------------------------------------------------

Drugs - Generic -- 1.2%
    5,450,000   BB      ICN Pharmaceuticals Inc., Sr. Notes,
                          9.250% due 8/15/05 .............................      5,313,750
-----------------------------------------------------------------------------------------

Electronic Components -- 0.5%
    1,995,000   B+      Celestica International Inc., Sr. Sub. Notes,
                          10.500% due 12/31/06 ...........................      2,099,738
-----------------------------------------------------------------------------------------

Engineering & Construction -- 0.7%
      760,000   B-      American Plumbing & Mechanic, Sr. Sub. Notes,
                          11.625% due 10/15/08 ...........................        708,700
    1,005,000   BB-     Integrated Electrical Services Inc., Sr. Sub. Notes,
                          9.375% due 2/1/09 ..............................        864,300
    1,295,000   B-      Orius Capital Corp., Sr. Sub. Notes,
                          12.750% due 2/1/10 .............................      1,307,950
-----------------------------------------------------------------------------------------
                                                                                2,880,950
-----------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     11

--------------------------------------------------------------------------------

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SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 29, 2000 (continued)

  Face
 Amount++     Rating(a)                  Security                               Value
=========================================================================================
Environmental Services -- 2.6%
                        Allied Waste Industries, Inc.:
      700,000   BB        Sr. Notes, 7.875% due 1/1/09 ...................    $   591,500
    7,350,000   B-        Sr. Sub. Notes, 10.000% due 8/1/09 .............      6,155,625
      985,000   B+      IT Group Inc., Sr. Sub. Notes,
                          11.250% due 4/1/09 (b) .........................        950,525
    1,375,000   CCC+    Metal Management Inc., 10.000% due 5/15/08 .......      1,045,000
    2,285,000   B+      URS Corp., Sr. Sub. Notes,
                          12.250% due 5/1/09 .............................      2,382,113
-----------------------------------------------------------------------------------------
                                                                               11,124,763
-----------------------------------------------------------------------------------------

Food Distributors -- 1.9%
      385,000   B-      Agrilink Foods Inc., Sr. Notes,
                          11.875% due 11/1/08 (b) ........................        380,188
    3,900,000   B2*     Carrols Corp., Sr. Sub. Notes,
                          9.500% due 12/1/08 .............................      3,402,750
    1,845,000   B-      Premier International Foods PLC, Sr. Notes,
                          12.000% due 9/1/09 (b) .........................      1,798,875
    2,660,000   B       SC International Services Inc., Sr. Sub. Notes,
                          9.250% due 9/1/07 ..............................      2,487,100
-----------------------------------------------------------------------------------------
                                                                                8,068,913
-----------------------------------------------------------------------------------------

Foods - Specialty/Candy -- 0.9%
    2,675,000   B-      B&G Foods Inc., Sr. Sub. Notes,
                          9.625% due 8/1/07 ..............................      2,273,750
    3,285,000   B2*     Imperial Holly Corp., Sr. Sub. Notes,
                          9.750% due 12/15/07 ............................      1,511,100
-----------------------------------------------------------------------------------------
                                                                                3,784,850
-----------------------------------------------------------------------------------------

Forest Products -- 1.0%
    2,940,000   B       Ainsworth Lumber Co. Ltd., Sr. Notes,
                          12.500% due 7/15/07 ............................      3,211,950
    1,210,000   B+      Millar Western Forest Products, Sr. Notes,
                          9.875% due 5/15/08 .............................      1,203,950
-----------------------------------------------------------------------------------------
                                                                                4,415,900
-----------------------------------------------------------------------------------------

Home Furnishings -- 0.3%
    1,260,000   B       Falcon Products Inc., Sr. Sub. Notes,
                          11.375% due 6/15/09 ............................      1,184,400
-----------------------------------------------------------------------------------------


12                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 29, 2000 (continued)

  Face
 Amount++     Rating(a)                  Security                               Value
=========================================================================================
Hospital/Nursing Management -- 1.5%
    1,440,000    Ba3*   Fresenius Medical Care Capital Trust,
                          9.000% due 12/1/06 .............................    $ 1,368,000
    6,410,000    B-     Magellan Health Services Inc., Sr. Sub. Notes,
                          9.000% due 2/15/08 .............................      5,224,150
-----------------------------------------------------------------------------------------
                                                                                6,592,150
-----------------------------------------------------------------------------------------

Hotels/Resorts -- 1.7%
    1,355,000    B-     Courtyard by Marriott, Sr. Secured Notes,
                          10.750% due 2/1/08 .............................      1,314,350
    2,185,000    BB     HMH Properties Inc., Sr. Notes,
                          8.450% due 12/1/08 .............................      1,966,500
                        Intrawest Corp., Sr. Notes:
    1,850,000    B+         9.750% due 8/15/08 ............................     1,776,000
    2,085,000    B+        10.500% due 2/1/10 .............................     2,074,575
-----------------------------------------------------------------------------------------
                                                                                7,131,425
-----------------------------------------------------------------------------------------

Insurance - Multi-Line -- 0.4%
    2,500,000    B      Veritas Capital Trust, Sr. Notes,
                          10.000% due 1/1/28 .............................      1,625,000
-----------------------------------------------------------------------------------------

Internet Services -- 5.2%
    1,005,000    Caa*   Cybernet Internet Services International,
                          Sr. Notes, 14.000% due 7/1/09 ..................        839,175
    2,435,000    B-     Exodus Communications, Inc., Sr. Notes,
                          10.750% due 12/15/09 ...........................      2,459,350
    1,870,000    NR     Globix Corp., Sr. Notes, 12.500% due 2/1/10 ......      1,867,663
                        PSINet, Sr. Notes:
    1,575,000    B-        10.500% due 12/1/06 ............................     1,543,500
    2,605,000    B-        11.500% due 11/1/08 ............................     2,644,075
    2,655,000    B-        11.000% due 8/1/09 .............................      2,661,68
   775,000EUR    B-        11.000% due 8/1/09 .............................       736,841
    1,360,000    B3*    Rhythms NetConnections, Sr. Notes,
                          14.000% due 2/15/10 (b) ........................      1,358,300
    3,300,000    NR     Splitrock Services Inc., Sr. Sub. Notes,
                          11.750% due 7/15/08 ............................      3,502,125
                        Verio Inc., Sr. Notes:
    1,685,000    B-        11.250% due 12/1/08 ............................     1,743,975
    2,085,000    B-        10.625% due 11/15/09 ...........................     2,085,000
    1,690,000    CCC+   WAM!Net Inc., Sr. Discount Notes,
                          step bond to yield 13.250% due 3/1/05 ..........        997,100
-----------------------------------------------------------------------------------------
                                                                               22,438,742
-----------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 29, 2000 (continued)

  Face
 Amount++     Rating(a)                  Security                               Value
=========================================================================================
Leisure/Movies/Entertainment -- 1.4%
      990,000   B-      AMC Entertainment Inc., Sr. Sub. Notes,
                          9.500% due 2/1/11 .............................     $   764,775
    2,130,000   B-      Premier Parks, Sr. Discount Notes,
                          step bond to yield 10.000% due 4/1/08 (b) .....       1,384,500
    4,000,000   B-      SFX Entertainment Inc., Sr. Sub. Notes,
                          9.125% due 2/1/08 .............................       4,050,000
-----------------------------------------------------------------------------------------
                                                                                6,199,275
-----------------------------------------------------------------------------------------

Medical Specialties -- 0.4%
    2,050,000   B-      Hanger Orthopedic Group Inc., Sr. Notes,
                          11.250% due 6/15/09 (b) .......................       1,670,750
-----------------------------------------------------------------------------------------

Multi-Sector Companies -- 0.4%
    2,045,000   B-      Triarc Consumer Beverage, Sr. Sub. Notes,
                          10.250% due 2/15/09 (b) .......................       1,952,975
-----------------------------------------------------------------------------------------

Newspapers -- 0.1%
      580,000   B+      Garden State Newspapers Inc., Sr. Sub. Notes,
                          8.625% due 7/1/11 .............................         524,900
-----------------------------------------------------------------------------------------

Oil & Gas Production -- 2.7%
                        Belco Oil and Gas Corp., Sr. Sub. Notes:
      700,000   B1*       10.500% due 4/1/06 ............................         712,250
    1,330,000   B1*       8.875% due 9/15/07 ............................       1,250,200
    2,125,000   B       Canadian Forest Oil Ltd., Sr. Sub. Notes,
                          8.750% due 9/15/07 ............................       1,955,000
      450,000   B       Chesapeake Energy Corp., Sr. Notes,
                          9.625% due 5/1/05 .............................         427,500
    4,350,000   B       Clark USA Inc., Sr. Notes,
                          10.875% due 12/1/05 ...........................       1,979,250
    1,595,000   B       Forest Oil Corp., Sr. Sub. Notes,
                          10.500% due 1/15/06 ...........................       1,618,925
    1,725,000   B+      Nuevo Energy Co., Sr. Sub. Notes,
                          9.500% due 6/1/08 .............................       1,673,250
    1,765,000   B       Stone Energy Corp., Sr. Sub. Notes,
                          8.750% due 9/15/07 ............................       1,650,275
      320,000   B+      Vintage Petroleum, Inc., Sr. Sub. Notes,
                          9.750% due 6/30/09 ............................         324,800
-----------------------------------------------------------------------------------------
                                                                               11,591,450
-----------------------------------------------------------------------------------------


14                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 29, 2000 (continued)

  Face
 Amount++     Rating(a)                  Security                                    Value
=============================================================================================
Oil/Gas Transmission -- 0.2%
      750,000       BB-     Leviathan Gas Pipeline Partners L.P.,
                              Sr. Sub. Notes, 10.375% due 6/1/09 ..............   $   776,250
---------------------------------------------------------------------------------------------

Paper -- 3.5%
                            Doman Industries Ltd., Sr. Notes:
    4,965,000       B         8.750% due 3/15/04 ..............................     4,319,550
      625,000       B         9.250% due 11/15/07 .............................       517,188
    2,515,000EUR    B       Kapa Beheer BV, Sr. Sub. Notes,
                              10.625% due 7/15/09 (b) .........................     2,566,722
      700,000       CCC+    Repap New Brunswick, Sr. Secured Notes,
                              10.625% due 4/15/05 .............................       651,000
                            Riverwood International Corp.:
    1,005,000       B-        Sr. Notes, 10.625% due 8/1/07 ...................     1,020,075
    4,820,000       CCC+      Sr. Sub. Notes, 10.875% due 4/1/08 ..............     4,627,200
    1,140,000       BB+     Tembec Industries Inc., Sr. Notes,
                              9.875% due 9/30/05 ..............................     1,157,100
---------------------------------------------------------------------------------------------
                                                                                   14,858,835
---------------------------------------------------------------------------------------------

Pharmaceuticals - Other -- 0.4%
    1,605,000       B       King Pharmaceutical Inc., Sr. Sub. Notes,
                              10.750% due 2/15/09 .............................     1,673,213
---------------------------------------------------------------------------------------------

Photographic Products -- 0.5%
    2,255,000       BB-     Polaroid Corp., Sr. Notes, 11.500% due 2/15/06 ....     2,322,650
---------------------------------------------------------------------------------------------

Printing/Forms -- 1.1%
    1,040,000       B       Merrill Corp., Sr. Sub. Notes,
                              12.000% due 5/1/09 (b) ..........................     1,014,000
    2,400,000GBP    B       Polestar Corp., PLC,  Sr. Notes,
                              10.500% due 5/30/08 .............................     3,637,340
---------------------------------------------------------------------------------------------
                                                                                    4,651,340
---------------------------------------------------------------------------------------------

Real Estate Investment Trusts -- 0.4%
    2,250,000       NR      Ocwen Asset Investment, Sr. Notes,
                              11.500% due 7/1/05                                    1,890,000
---------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 29, 2000 (continued)

  Face
 Amount++     Rating(a)                  Security                               Value
========================================================================================
Recreational Products/Toys -- 0.2%
    1,000,000EUR   B2*     Head Holding, Sr. Notes,
                             10.750% due 7/15/06 (b) ....................    $ 1,010,937
----------------------------------------------------------------------------------------

Rental/Leasing Companies -- 0.8%
    2,130,000      BB-     Avis Rent A Car, Inc., Sr. Sub. Notes,
                             11.000% due 5/1/09 .........................      2,161,950
      195,000      B       NationsRent Inc., Sr. Sub. Notes,
                             10.375% due 12/15/08 .......................        185,738
                           United Rentals, Sr. Sub. Notes:
      550,000      BB-       9.250% due 1/15/09 .........................        510,125
      525,000      BB-       9.000% due 4/1/09 ..........................        485,625
----------------------------------------------------------------------------------------
                                                                               3,343,438
----------------------------------------------------------------------------------------

Retail - Food Chains -- 0.2%
      805,000      B+      Stater Brothers Holdings Inc., Sr. Notes,
                             10.750% due 8/15/06 ........................        815,063
----------------------------------------------------------------------------------------

Retail - Other Specialty Stores -- 0.3%
    1,575,000      B-      Advance Stores Co., Sr. Sub. Notes,
                             10.250% due 4/15/08 ........................      1,338,750
----------------------------------------------------------------------------------------

Savings & Loan Associations -- 0.8%
                           Ocwen Capital Trust:
    3,200,000      B2*       Jr. Sub. Notes, 10.875% due 8/1/27 .........      2,080,000
    1,630,000      B+        Sr. Notes, 11.875% due 10/1/03 .............      1,483,300
----------------------------------------------------------------------------------------
                                                                               3,563,300
----------------------------------------------------------------------------------------

Semiconductors -- 1.0%
    4,260,000      B       Fairchild Semiconductor Inc., Sr. Sub. Notes,
                             10.125% due 3/15/07 ........................      4,196,100
----------------------------------------------------------------------------------------

Steel/Iron Ore -- 1.6%
      400,000      B1*     Algoma Steel Inc., 1st Mortgage Notes,
                             12.375% due 7/15/05 ........................        397,000
    1,110,000      BB-     LTV Corp., Sr. Notes,
                             11.750% due 11/15/09 (b) ...................      1,129,425


16                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 29, 2000 (continued)

  Face
 Amount++     Rating(a)                  Security                                  Value
===========================================================================================
Steel/Iron Ore -- 1.6% (continued)
    2,060,000     B+      Russel Metals Inc., Sr. Notes,
                            10.000% due 6/1/09 ............................     $ 2,049,700
    1,350,000     B+      WCI Steel Inc., Sr. Notes, 10.000% due 12/1/04 ..       1,343,250
    1,940,000     B-      WHX Corp., Sr. Notes, 10.500% due 4/15/05 .......       1,843,000
-------------------------------------------------------------------------------------------
                                                                                  6,762,375
-------------------------------------------------------------------------------------------

Telecommunications -- 12.7%
                          Call-Net Enterprises, Inc.:
      520,000     B+        Sr. Discount Notes, step bond to yield
                              8.940% due 8/15/08 (b) ......................         260,000
      940,000     B+        Sr. Notes, 9.375% due 5/15/09 .................         761,400
      600,000EUR  B+      Esat Telecom Group PLC, Sr. Notes,
                            11.875% due 11/1/09 ...........................         724,871
                          Esprit Telecom Group PLC, Sr. Notes:
    3,900,000     B         11.500% due 8/15/07 ...........................       3,802,500
    2,300,000     B-        11.500% due 12/15/07 ..........................       2,248,250
    1,300,000     B         10.875% due 6/15/08 ...........................       1,270,750
                          Focal Communications Corp.:
    1,040,000     B         Sr. Discount Notes, step bond to yield
                              12.125% due 2/15/08 .........................         702,000
      835,000     B         Sr. Notes, 11.875% due 1/15/10 ................         864,225
    1,500,000     CCC+    GT Group Telecom Inc., Sr. Discount Notes,
                            step bond to yield 13.250% due 2/1/10 .........         890,625
                          Hermes Europe Railtel, Sr. Notes:
    2,000,000DEM  B-        11.500% due 12/15/07 ..........................         950,037
      705,000     B         10.375% due 1/15/09 ...........................         659,175
                          ICG Holdings Inc., Sr. Discount Notes:
      715,000     B-        Step bond to yield 13.500% due 9/15/05 ........         657,800
      945,000     B-        Step bond to yield 12.500% due 5/1/06 .........         774,900
    1,225,000EUR  CCC+    Jazztel PLC, Sr. Notes, 13.250% due 12/15/09 ....       1,241,347
                          KMC Telecom Holdings Inc.:
    2,440,000     B-        Sr. Discount Notes, step bond to yield
                              12.500% due 2/15/08 .........................       1,415,200
    1,200,000     B-        Sr. Notes, 13.500% due 5/15/09 (b) ............       1,212,000


                       See Notes to Financial Statements.                     17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 29, 2000 (continued)

  Face
 Amount++     Rating(a)                  Security                                  Value
===========================================================================================
Telecommunications -- 12.7% (continued)
                          Level 3 Communications:
    7,270,000     B         Sr. Discount Notes, step bond to yield
                              12.875% due 3/15/10                               $ 3,899,174
    4,125,000EUR  B         Sr. Notes, 11.250% due 3/15/10                        3,991,397
      300,000     B+      Metromedia Fiber Network, Sr. Notes,
                            10.000% due 11/15/08                                    297,750
                          NEXTLINK Communications, Inc.:
    4,125,000     B         Sr. Discount Notes, step bond to yield
                              12.250% due 6/1/09                                  2,495,625
                            Sr. Notes:
    3,260,000     B           12.500% due 4/15/06                                 3,471,900
    2,580,000     B           10.750% due 6/1/09 (b)                              2,592,900
    2,845,000     B           Step bond to yield 12.125% due 12/1/09              1,607,425
    3,515,000     B-      Primus Telecom Group, Sr. Notes,
                            11.750% due 8/1/04                                    3,435,913
                          Tele1 Europe B.V., Sr. Notes:
    1,570,000     B-        13.000% due 5/15/09                                   1,648,500
    1,000,000EUR  B-        13.000% due 5/15/09 (b)                               1,049,449
    2,600,000     Caa*    Versatel Telecom International NV, Sr. Notes,
                            13.250% due 5/15/08                                   2,775,500
    2,135,000     B-      Viatel Inc., Sr. Notes, 11.250% due 4/15/08             1,974,875
    2,575,000     BB-     Williams Communications Group Inc., Sr. Notes,
                            10.875% due 10/1/09                                   2,626,500
    4,615,000     NR      World Access Inc., Sr. Notes,
                            13.250% due 1/15/08                                   4,130,425
-------------------------------------------------------------------------------------------
                                                                                 54,432,413
-------------------------------------------------------------------------------------------

Telephone - Cellular -- 10.3%
                          Airgate PCS Inc., Sr. Sub. Discount Notes:
      660,000     CCC       Step bond to yield 13.500% due 10/1/09                  384,450
    2,060,000     NR        Step bond to yield 13.500% due 10/1/09 (c)            1,493,500
    2,460,000     CCC+    Alamosa PCS Holdings, Sr. Discount Notes,
                            step bond to yield 12.875% due 2/15/10                1,303,800
    1,470,000     B-      Centennial Cellular, Sr. Sub. Notes,
                            10.750% due 12/15/08                                  1,503,075
                          Clearnet Communications Inc.:
    2,500,000CAD  B         Sr. Discount Notes, zero coupon due 5/15/08           1,085,458
    2,000,000     NR        Sr. Secured Notes, 10.125% due 7/7/07                 2,000,000


18                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 29, 2000 (continued)

  Face
 Amount++     Rating(a)                  Security                                 Value
==========================================================================================
Telephone - Cellular -- 10.0% (continued)
    2,285,000   B       Crown Castle International Corp.,
                          Sr. Discount Notes, step bond to yield
                          10.375% due 5/15/11 ..............................   $ 1,399,563
    1,090,000   NR      Dobson/Sygnet Communications, Sr. Notes,
                          12.250% due 12/15/08 .............................     1,177,200
                        Dolphin Telecom PLC:
    2,235,000   CCC+      Step bond to yield 11.500% due 6/1/08 ............       983,400
    2,025,000   Caa*      Zero coupon due 6/1/08 ...........................       828,608
    1,380,000   BB      Global Crossing Holdings Ltd., Sr. Notes,
                          9.500% due 11/15/09 ..............................     1,338,600
                        Microcell Telecommunications Inc.,
                          Sr. Discount Notes:
      950,000   B3*         Step bond to yield 14.000% due 6/1/06 ..........       855,000
    3,575,000   B-          Step bond to yield 12.000% due 6/1/09 ..........     2,314,813
    4,015,000   B-      Millicom International Cellular S.A.,
                          Sr. Discount Notes, step bond to yield
                          13.500% due 6/1/06 ...............................     3,493,050
                        Nextel Communications Inc., Sr. Discount Notes:
    3,530,000   B1*       Step bond to yield 10.650% due 9/15/07 ...........     2,696,038
    7,875,000   B1*       Step bond to yield 9.950% due 2/15/08 ............     5,591,250
                        Omnipoint Corp., Sr. Notes:
      555,000   B2*       11.500% due 9/15/09 (b) ..........................       604,950
    1,040,000   B2*       Series A, 11.625% due 8/15/06 ....................     1,112,800
    2,455,000   NR      Spectrasite Holdings, Sr. Discount Notes,
                          step bond to yield 11.250% due 4/15/09 ...........     1,414,694
                        Telesystem International Wireless Inc.,
                          Sr. Discount Notes:
    6,380,000   CCC+        Step bond to yield 13.250% due 6/30/07 .........     4,099,150
    3,020,000   CCC+        Step bond to yield 10.500% due 11/1/07 .........     1,691,200
    3,475,000   B3*     Triton PCS Inc., Sr. Discount Notes,
                          step bond to yield 11.000% due 5/1/08 ............     2,510,688
                        VoiceStream Wireless Corp.:
    1,485,000   B2*       Sr. Discount Notes, step bond to yield
                            11.875% due 11/15/09 (b) .......................       935,550
    3,200,000   B2*       Sr. Notes, 10.375% due 11/15/09 (b) ..............     3,320,000
------------------------------------------------------------------------------------------
                                                                                44,136,837
------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 29, 2000 (continued)

  Face
 Amount++     Rating(a)                  Security                              Value
=======================================================================================
Textiles -- 0.2%
    1,900,000DEM  B3*     Texon International PLC, Sr. Notes,
                            10.000% due 2/1/08 .........................   $    841,743
---------------------------------------------------------------------------------------

Transportation - Marine -- 0.3%
    1,255,000     B-      Oglebay Norton Co., Sr. Sub. Notes,
                            10.000% due 2/1/09 .........................      1,179,700
      107,000     BB-     Sea Containers Ltd., Series A, Sr. Sub.
                            Debentures, 12.500% due 12/1/04 ............        109,140
---------------------------------------------------------------------------------------
                                                                              1,288,840
---------------------------------------------------------------------------------------

Unregulated Power Generation -- 2.6%
                          AES Corp.:
    4,955,000     Ba1*      Sr. Notes, 9.500% due 6/1/09 ...............      4,893,063
    2,350,000     Ba3*      Sr. Sub. Notes, 10.250% due 7/15/06 ........      2,367,625
    3,550,000     BB+     Calpine Corp., Sr. Notes, 10.500% due 5/15/06       3,745,250
---------------------------------------------------------------------------------------
                                                                             11,005,938
---------------------------------------------------------------------------------------

Wholesale Distributors -- 0.2%
    1,045,000     B       Buhrman US Inc., Sr. Sub. Notes,
                            12.250% due 11/1/09 (b) ....................      1,089,413
---------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES
                          (Cost -- $423,533,719) .......................    402,296,685
=======================================================================================

 Shares                                      Security                            Value

---------------------------------------------------------------------------------------
COMMON STOCK - 0.1%
---------------------------------------------------------------------------------------
Telecommunications -- 0.1%
       12,250             Pagemart Nationwide Inc. (b) .................        232,750
       14,500             World Access Inc. ............................        275,500
---------------------------------------------------------------------------------------
                          TOTAL COMMON STOCK
                          (Cost -- $261,807) ...........................        508,250
=======================================================================================


20                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 29, 2000 (continued)

 Shares                                 Security                             Value
=====================================================================================
PREFERRED STOCK - 0.4%
-------------------------------------------------------------------------------------
Savings & Loan Association -- 0.4%
       63,850           California Federal Preferred Capital Corp.,
                          Series A, 9.125% .............................   $1,404,700
           48           Dobson Communications,
                          Payment-in-Kind, 13.000% .....................        4,608
        1,717           Viasystems, Inc., Series B, Payment-in-Kind ....       15,457
-------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK
                        (Cost -- $1,624,902) ...........................    1,424,765
=====================================================================================
WARRANTS (d) - 1.1%
-------------------------------------------------------------------------------------
Broadcasting -- 0.1%
        5,425           Australis Media, Expire 10/30/01 ...............            0
        8,625           UIH Australia, Expire 5/15/06 ..................      258,750
-------------------------------------------------------------------------------------
                                                                              258,750
-------------------------------------------------------------------------------------

Cable Television -- 0.0%
        3,375           Wireless One Inc., Expire 10/19/00 .............          844
-------------------------------------------------------------------------------------

Internet Services -- 0.3%
        1,005           Cybernet Internet Services International,
                          Sr. Notes, Expire 7/1/09 (b) .................      175,875
        4,050           Splitrock Services, Expire 7/15/08 .............      931,500
        8,700           WAM!Net Inc., Expire 3/1/05 (b) ................      101,122
-------------------------------------------------------------------------------------
                                                                            1,208,497
-------------------------------------------------------------------------------------

Paper -- 0.0%
        4,800           SD Warren Co., Expire 12/15/06 .................       84,480
-------------------------------------------------------------------------------------

Telecommunications -- 0.7%
       24,840           Pagemart Nationwide Inc., Expire 12/31/03 (b) ..      372,600
        4,125           RSL Communications Ltd., Expire 11/15/06 (b) ...      165,000
        1,000EUR        Tele1 Europe B.V., Expire 5/15/09 ..............      312,909
        1,005           Tele1 Europe B.V., Expire 5/15/09 (b) ..........      326,625
        2,600           Versatel, Expire 5/15/08 (b) ...................    2,021,500
-------------------------------------------------------------------------------------
                                                                            3,198,634
-------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 29, 2000 (continued)

 Shares                                 Security                             Value
=====================================================================================
Telephone Cellular -- 0.0%
        4,125           Iridium World Communications Ltd.,
                          Expire 7/15/05 ..............................    $       41
-------------------------------------------------------------------------------------
                        TOTAL WARRANTS
                        (Cost -- $595,263) ............................     4,751,246
=====================================================================================
  Face
 Amount                                    Security                          Value
-------------------------------------------------------------------------------------
repurchase agreement -- 4.7%
-------------------------------------------------------------------------------------
$  20,306,000           J.P. Morgan Securities, 5.650% due 3/1/00;
                          Proceeds at maturity -- $20,309,143;
                          (Fully collateralized by U.S. Treasury Bills,
                          Notes & Bonds, 4.750% to 12.750%
                          due 5/25/00 to 8/15/28;
                          Market value -- $20,712,169)
                          (Cost -- $20,306,000) .......................    20,306,000
=====================================================================================
                        TOTAL INVESTMENTS-- 100%
                        (Cost -- $446,321,691** ) .....................  $429,286,946
=====================================================================================

++    Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk(*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)   Security is issued with attached warrants.
(d)   Non-income producing securities.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      Currency abbreviations used in this schedule:

      CAD     --   Canadian Dollar
      DEM     --   German Mark
      EUR     --   Euro
      GBP     --   British Pound

      See page 24 for definition of ratings.


22                    See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF BONDS BY COMBINED RATINGS
--------------------------------------------------------------------------------

February 29, 2000

                                                                 % of
                                                            Total Corporate
Moody's             and/or         Standard & Poor's        Bonds and Notes
--------------------------------------------------------------------------------
  Ba                                      BB                      15.5%
   B                                       B                      73.1
  Caa                                     CCC                      6.4
  NR                                      NR                       5.0
                                                                 -----
                                                                 100.0%
                                                                 =====


                       See Notes to Financial Statements.                     23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB         -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, -- Bonds rated "BB", "B", "CCC","CC" and "C" are regarded, on
CC and C balance, as pre-dominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

Baa         -- Bonds rated "Baa" are considered to be medium grade obligations;
               that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba          -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B           -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa         -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca          -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR          -- Indicates that the bond is not rated by Standard & Poor's or
               Moody's.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

February 29, 2000

--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $446,321,691) ..........        $ 429,286,946
   Cash ..................................................                  872
   Interest and dividends receivable .....................            8,914,025
   Receivable for open forward foreign currency
     contracts (Note 5) ..................................            1,323,543
--------------------------------------------------------------------------------
   Total Assets ..........................................          439,525,386
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased ......................            2,811,371
   Dividends payable .....................................              881,717
   Investment advisory fees payable ......................              329,097
   Payable for open forward foreign currency
     contracts (Note 5) ..................................              246,314
   Administration fees payable ...........................               69,483
   Accrued expenses ......................................              166,045
--------------------------------------------------------------------------------
   Total Liabilities .....................................            4,504,027
--------------------------------------------------------------------------------
Total Net Assets .........................................        $ 435,021,359
================================================================================

NET ASSETS:
   Par value of capital shares ...........................        $      43,432
   Capital paid in excess of par value ...................          526,858,523
   Treasury stock, at cost (Note 10) .....................           (6,846,551)
   Undistributed net investment income ...................              229,710
   Accumulated net realized loss on investments ..........          (69,293,985)
   Net unrealized depreciation of investments and
     foreign currencies ..................................          (15,969,770)
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $10.02 per share on 43,432,103
   shares of $0.001 par value outstanding;
   500,000,000 shares authorized) ........................        $ 435,021,359
================================================================================


                       See Notes to Financial Statements.                     25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended February 29, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest ..................................................     $ 48,680,670
   Dividends .................................................          476,063
--------------------------------------------------------------------------------
   Total Investment Income ...................................       49,156,733
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2) .........................        4,145,340
   Administration fees (Note 2) ..............................          921,187
   Shareholder communications ................................           90,300
   Audit and legal ...........................................           56,100
   Shareholder and system servicing fees .....................           48,100
   Registration fees .........................................           41,011
   Directors' fees ...........................................           40,200
   Custody ...................................................           28,600
   Other .....................................................           29,001
--------------------------------------------------------------------------------
   Total Expenses ............................................        5,399,839
   Less:  Investment advisory fee waiver (Note 2) ............         (167,472)
--------------------------------------------------------------------------------
   Net Expenses ..............................................        5,232,367
--------------------------------------------------------------------------------
Net Investment Income ........................................       43,924,366
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities) .      (39,699,691)
     Foreign currency transactions ...........................        1,727,584
--------------------------------------------------------------------------------
   Net Realized Loss .........................................      (37,972,107)
--------------------------------------------------------------------------------

   Change in Net Unrealized Depreciation of
   Investments and Foreign Currencies:
     Beginning of year .......................................      (20,663,994)
     End of year .............................................      (15,969,770)
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation ...................        4,694,224
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies ...............      (33,277,883)
--------------------------------------------------------------------------------
Increase in Net Assets from Operations .......................     $ 10,646,483
================================================================================


26                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended February 29, 2000 and February 28, 1999

--------------------------------------------------------------------------------

                                                               2000               1999
                                                          -------------      -------------
OPERATIONS:
   Net investment income ............................     $  43,924,366      $  44,952,453
   Net realized loss ................................       (37,972,107)          (645,006)
   (Increase) decrease in net unrealized depreciation         4,694,224        (49,320,029)
-------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations         10,646,483         (5,012,582)
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................       (43,409,984)       (45,242,459)
-------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders ..................       (43,409,984)       (45,242,459)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net asset value of shares issued for
     reinvestment of dividends ......................                --          2,326,095
   Treasury stock acquired ..........................        (6,846,551)                --
-------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions ........................        (6,846,551)         2,326,095
-------------------------------------------------------------------------------------------
Decrease in Net Assets ..............................       (39,610,052)       (47,928,946)

NET ASSETS:
   Beginning of year ................................       474,631,411        522,560,357
-------------------------------------------------------------------------------------------
   End of year* .....................................     $ 435,021,359      $ 474,631,411
===========================================================================================
*Includes undistributed (overdistributed) net
  investment income of: .............................     $     229,710      $    (755,015)
===========================================================================================


                       See Notes to Financial Statements.                     27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      1. Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 29, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (k) certain prior year numbers have been restated to reflect current year's presentation. Current net investment income, net realized gains, and net assets were not affected by this change.

      In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

      2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended February 29, 2000, SSBC waived investment advisory fees of $167,472.

      SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      3. Investments

      For the year ended February 29, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                           $352,512,513
--------------------------------------------------------------------------------
Sales                                                                376,407,138
================================================================================

      At February 29, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  9,823,373
Gross unrealized depreciation                                       (26,858,118)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(17,034,745)
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      4. Repurchase Agreements

      The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      5. Forward Foreign Currency Contracts

      At February 29, 2000, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts reflected in the accompanying financial statements were as follows:

                            Local         Market      Settlement    Unrealized
Foreign Currency          Currency         Value         Date       Gain (Loss)
================================================================================
To Sell:
British Pound             3,441,750     $ 5,433,258     6/22/00     $   117,666
Canadian Dollar           1,575,000       1,088,066      6/8/00         (15,543)
Euro                      1,719,990       1,668,453     6/15/00         130,786
Euro                        775,000         751,778     6/15/00          34,793
Euro                      1,225,000       1,188,294     6/15/00          79,458
Euro                     16,834,163      16,329,747     6/15/00         842,782
Euro                      4,130,250       4,006,492     6/15/00         118,058
--------------------------------------------------------------------------------
                                                                      1,308,000
--------------------------------------------------------------------------------
To Buy:
Euro                      1,135,750       1,101,719     6/15/00         (56,974)
Euro                        475,875         461,616     6/15/00         (25,038)
Euro                      1,262,500       1,224,671     6/15/00         (66,741)
Euro                        573,330         556,151     6/15/00         (28,760)
Euro                      1,146,660       1,112,302     6/15/00         (18,878)
Euro                        775,000         751,778     6/15/00          (9,194)
Euro                      1,131,250       1,097,353     6/15/00         (25,186)
--------------------------------------------------------------------------------
                                                                       (230,771)
--------------------------------------------------------------------------------
Total Unrealized Gain on Open
  Forward Foreign Currency Contracts                                $ 1,077,229
================================================================================

      6. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At February 29, 2000, the Fund had no open futures contracts.

      7. Options Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At February 29, 2000, the Fund had no open purchased call or put option contracts.

            When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the year ended February 29, 2000, the Fund did not write any covered call or put options.

      8. Payment-in-Kind Securities

      The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK securities carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK security defaults, the Fund may obtain no return at all on its investment.

      9. Capital Loss Carryforward

      At February 29, 2000, the Fund had, for Federal income tax purposes, approximately $57,559,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                             2003           2004             2005           2007           2008
====================================================================================================
Carryforward Amounts     $ 9,404,000     $18,115,000     $   239,000     $ 2,616,000     $27,185,000
====================================================================================================

      10. Capital Shares

      Capital stock transactions were as follows:

                                        Year Ended              Year Ended
                                     February 29, 2000      February 28, 1999
                                     -----------------      -----------------
                                      Shares   Amount     Shares        Amount
================================================================================
Shares issued on reinvestment            --     --        221,114     $2,326,095
================================================================================

      On November 16, 1999, the Fund commenced a share repurchase plan. As of February 29, 2000, repurchased shares totaled 804,000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended February 28, except where noted:

--------------------------------------------------------------------------------

                                    2000(1)         1999           1998          1997         1996(2)
=======================================================================================================
Net asset value,
  beginning of Year                $  10.73       $  11.87       $  11.59       $  11.36       $  10.88
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)             1.00           1.01           1.09           1.12           1.13
  Net realized and
    unrealized gain (loss)            (0.76)         (1.12)          0.28           0.21           0.65
-------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                      0.24          (0.11)          1.37           1.33           1.78
-------------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                    0.03             --             --             --             --
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.98)         (1.03)         (1.09)         (1.08)         (1.27)
  Net realized gains                     --             --             --             --             --
  Capital                                --             --             --          (0.02)         (0.03)
-------------------------------------------------------------------------------------------------------
Total Distributions                   (0.98)         (1.03)         (1.09)         (1.10)         (1.30)
-------------------------------------------------------------------------------------------------------
Net asset value,
  end of Year                      $  10.02       $  10.73       $  11.87       $  11.59       $  11.36
-------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value(4)           (13.40)%        (2.44)%        10.96%         15.37%         18.83%
-------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value(4)          3.89%         (0.72)%        12.43%         12.65%         17.80%
-------------------------------------------------------------------------------------------------------
Net assets,
  end of Year (millions)           $    435       $    475       $    523       $    494       $    477
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(3)                          1.15%          1.17%          1.18%          1.20%          1.24%
  Net investment income                9.62           9.03           9.19           9.89           9.74
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                  80%            84%            94%            61%            73%
-------------------------------------------------------------------------------------------------------
Market value, End of Year          $  8.125       $ 10.438       $ 11.750       $ 11.625       $ 11.125
=======================================================================================================

(1)   For the year ended February 29, 2000.
(2)   For the year ended February 29, 1996.
(3) The Investment Adviser has waived a portion of its fees for the year ended February 29, 2000. If such fees were not waived, the per share decrease in net investment income and actual expense ratio would have been $0.00* and 1.18%, respectively.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year. + Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of the Managed High Income Portfolio:

--------------------------------------------------------------------------------

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Managed High Income Portfolio Inc. as of February 29, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Managed High Income Portfolio Inc. as of February 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                         KPMG LLP

New York, New York
April 13, 2000


34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                      Net Increase
                                                                             Net Realized              (Decrease)
                                                                            and Unrealized            in Net Assets
                        Investment                Net Investment                 Loss                      From
                          Income                     Income                  on Investments             Operations
                 --------------------------------------------------------------------------------------------------------
Quarter                            Per                         Per                        Per                      Per
 Ended              Total         Share        Total          Share       Total          Share        Total       Share
=========================================================================================================================
May 31,
  1998           $12,823,273      $0.29     $11,293,219       $0.26    $(2,829,443)     $(0.06)     $8,463,776     $0.19
August 31,
  1998            13,413,896       0.30      11,864,494        0.27    (36,436,763)      (0.83)    (24,572,269)    (0.56)
November 30,
  1998            12,226,853       0.28      10,852,489        0.25       (336,494)      (0.01)     10,515,995      0.24
February 28,
  1999            12,298,897       0.28      10,942,251        0.25    (10,362,335)      (0.23)        579,916      0.01
May 31,
  1999            12,214,442       0.28      10,822,682        0.25     (6,708,610)      (0.15)      4,114,072      0.09
August 31,
  1999            12,394,209       0.28      11,158,749        0.25    (16,122,251)      (0.36)     (4,963,502)    (0.11)
November 30,
  1999            12,460,713       0.28      11,152,594        0.25     (4,771,670)      (0.11)      6,380,924      0.14
February 29,
  2000            12,087,369       0.28      10,790,341        0.25     (5,675,352)      (0.13)      5,114,989      0.12
=========================================================================================================================


                                                                              35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

--------------------------------------------------------------------------------

                                                                     Dividend
                           NYSE         Net Asset     Dividend     Reinvestment
                       Closing Price      Value         Paid           Price
================================================================================

March 31, 1998            $11.563        $11.90        $0.086         $11.62
April 30, 1998             11.375         11.84         0.086          11.51
May 31, 1998               11.438         11.81         0.086          11.53
June 30, 1998              11.625         11.74         0.086          11.55
July 31, 1998              11.438         11.76         0.086          11.50
August 31, 1998             9.750         10.99         0.086          10.58
September 30, 1998         11.000         10.83         0.086          10.73
October 31, 1998           10.688         10.42         0.086          10.34
November 30, 1998          10.750         10.97         0.086          10.79
December 31, 1998          10.250         10.85         0.084          10.34
January 29, 1999           10.250         10.94         0.084          10.26
February 28, 1999          10.438         10.73         0.084          10.40
March 31, 1999             10.438         10.77         0.084          10.34
April 30, 1999             10.313         10.88         0.084          10.35
May 31, 1999               10.188         10.57         0.084          10.35
June 30, 1999              10.188         10.41         0.084          10.23
July 31, 1999               9.813         10.36         0.081           9.66
August 31, 1999             9.250         10.21         0.081           9.28
September 30, 1999          8.875         10.10         0.081           8.77
October 31, 1999            8.688         10.01         0.081           8.87
November 30, 1999           8.313         10.12         0.081           8.31
December 31, 1999           8.125         10.13         0.081           8.11
January 31, 2000            8.625         10.05         0.081           8.61
February 29, 2000           8.125         10.02         0.081           8.18
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      On June 15, 1999, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

      1. To approve or disapprove for the Fund the election of Paul R. Hardin and George M. Pavia as Directors for a three-year period; and

      2. Ratification of the selection of KPMG LLP as the independent auditors of the Fund for the current fiscal year.

The results of the vote on Proposal 1 were as follows:

                                         % of           Votes           % of
Directors           Votes For        Shares Voted      Against      Shares Voted
================================================================================
Paul R. Hardin    41,714,321.538         98.83%      495,020.651        1.17%
George M. Pavia   41,705,900.031         98.81       503,442.158        1.19
================================================================================

      The results of the vote on Proposal 2 were as follows:

                    % of         Votes        % of         Votes        % of
Votes For       Shares Voted    Against   Shares Voted   Abstained  Shares Voted
================================================================================
41,717,710.000      98.84%    190,168.089     0.45%     301,464.100     0.71%
================================================================================

The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Paolo M. Cucchi and Heath B. McLendon.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), formerly known as First Data Investor Services Group Inc., as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

      If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. PFPC will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      PFPC will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                                   ----------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      For Federal tax purposes the Fund hereby designates for the fiscal year ended February 29, 2000:

      o A corporate dividends received deduction of 1.07%.

--------------------------------------------------------------------------------

                                                            Managed

                                                            HIGH INCOME
                                                                 PORTFOLIO INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Directors

Paolo M. Cucchi
Paul R. Hardin
Heath B. McLendon, Chairman
George M. Pavia

James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0882 4/00